SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[X]      Definititive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      Transnational Financial Network, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies.

     2.  Aggregate number of securities to which transaction applied:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.  Proposed maximum aggregate value of transaction:

     5.  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid.

     2.  Form, Schedule or Registration Statement No.:

     3.  Filing Party:

     4.  Date Filed:

                      TRANSNATIONAL FINANCIAL NETWORK, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 7, 2005

To the Stockholders of Transnational Financial Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Transnational Financial Corporation (the "Company"), a California corporation, will be held on Friday, October 7, 2005, beginning at 11:00 a.m., San Francisco time, at 401 Taraval Street, San Francisco, CA 94116 for the following purposes:

      1. To elect six directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent auditors; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed August 26, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 401 Taraval Street, San Francisco, CA 94116 for ten days prior to October 7, 2005.

      You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



                                    BY ORDER OF THE BOARD OF DIRECTORS



      San Francisco, CA

      August 29, 2005



                                    IMPORTANT

As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person. It is important that your shares be voted.

                      TRANSNATIONAL FINANCIAL NETWORK, INC.

                   401 Taraval Street, San Francisco, CA 94116

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 7, 2005


     This Proxy Statement is furnished to stockholders of Transnational Financial Network, Inc., a California corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. on October 7, 2005, and is being mailed with proxies to such stockholders on or about August 30, 2005. The meeting will be held at the Company's executive offices, 401 Taraval Street, San Francisco, CA 94116. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

     The 2005 Annual Report of the Company covering the fiscal year ended April 30, 2005, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

     The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on August 26, 2005. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 6,828,160 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

     The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 6,828,160.

                        Action to Be Taken at The Meeting

     The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company the persons named under the caption "Election of Directors"; (ii) FOR the ratification of the appointment of Burr, Pilger & Mayer LLP; as the Company's independent auditors for the fiscal year ending April 30, 2006; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

     In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent auditors requires a plurality of the votes cast at the meeting. (see "Quorum and Voting").

     When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

     Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                      Committees of the Board of Directors

     The Company's Board of Directors has established two active committees, the Audit Committee and the Primary Committee.

     The audit committee has reviewed and discussed the audited financial statements with management; has discussed with the independent auditors the matters required to be discussed by SAS 61; and has received the written disclosure and letter from the independent accountants required by the Independence Standards Board Standard No. 1, discussing with the independent accountant the accountant's independence. Based on a review of those matters, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending April 30, 2005.

     The duties of the Audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results of such review to the entire Board of Directors. Any engagement of the independent auditors to render audit or non-audit services must first be approved by the Audit Committee. The Audit Committee also monitors the internal controls of the Company. The Audit Committee is composed of Messrs. Gaskins, Forrester and Garrigues. Mr. Gaskins serves as the Audit Committee's Chairman, and Mr. Forrester serves as the Audit Committee's Vice Chairman.

     The Board of Directors has designated Mr. Gaskins as the Audit Committee's financial expert.

     The Board of Directors has adopted a written charter for the Audit Committee. Messrs. Gaskins and Forrester are independent as defined in Section 121(A) of the American Stock Exchange's Company Guide. Mr. Garrigues will be deemed independent after his appointment to the Audit Committee at the annual meeting on October 7, 2005. The audit committee met four times in fiscal 2005.

     The Audit Committee's report is set forth in Appendix A hereto.

     The duties of the Primary Committee relate to administration of the 2000 Stock Incentive Plan, and are set forth under the caption 2000 Stock Incentive Plan. The Primary Committee is composed of Messrs. Gaskins and Rotzang.

     The entire Board of Directors acts as the Nominating Committee and each director participates in the consideration of director nominees. The Nominating Committee meets the independence requirements of the American Stock Exchange. The Nominating Committee does not have a charter.

     Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with the candidate's biographical information, to the Secretary of the Company at 401 Taraval Street, San Francisco, CA, 94116. Other than this submission requirement, there are no differences in the manner in which the Nominating Committee evaluates a stockholder recommended director nominee. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominating Committee. Once a potential nominee for director has been identified, including those candidates submitted by stockholders, the Nominating Committee determines whether to conduct a full evaluation of the candidate. This determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of Directors. If it is determined that additional consideration is warranted, the

Nominating Committee will then evaluate the potential nominee against the qualifications and skills it believes are necessary for directors to possess, including: (i) independence in accordance with the American Stock Exchange standards; (ii) high personal and professional ethics, integrity, and mature judgment; (iii) business experience that is useful to the Company and complementary to the background and experience of the other directors; (iv) a commitment to serve and the ability to devote the required amount of time to carry out the duties and responsibilities of a director; and (v) other relevant factors as the Nominating Committee may determine.

     Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the Company, at 401 Taraval Street, San Francisco, CA 94116. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular directors. The Secretary will forward the correspondence to the Board of Directors who may review the correspondence in their next meeting. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee.

                              Director Compensation

     The following sets forth certain information regarding compensation of directors paid for services in fiscal 2005 and those appointed to serve as directors other than named executive officers:

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares               Options
------------------           ------------       --------    -----------   -----------          ------------

Robert A. Forrester          $      36,000     $   2,000        $15,539        -                       -

Alex Rotzang                 $      12,000     $     500              -        -                       -

J. Peter Gaskins             $      42,000     $   4,500              -        -                       -

Paul Garrigues               $      12,000     $   2,000              -        -                       -



     Non-employee directors of the Company receive $1,000 per month for each month the director serves. The director receives an additional $500 for each meeting attended in person, and related travel expenses. Effective November 2002, the Chairman and Vice-Chairman of the audit committee receive an additional $2,500 and $2,000, respectively, for each month served. Each non-employee director receives options to purchase 15,000 shares of Common Stock upon the their appointment to serve as a director and options to purchase an additional 5,000 shares of Common Stock annually upon appointment to serve as a director for the ensuing year provided the individual has been a member of the board of directors for a minimum of five months. Members of the audit committee receive an option for an additional 3,000 shares of Common Stock upon the individual's appointment to the audit committee. The exercise price for the options is the closing price of the Company's Common Stock on the date of the grant. All options may be exercised immediately, but unvested shares/options are subject to repurchase at the exercise price by the Company. The Company's right to repurchase the options with respect to those granted annually ceases with respect to half of the options six months after the date of the grant and, with respect to the balance of the options, after one year. With respect to the options granted a director upon becoming a director, the Company's right to repurchase any options decreases every six months after the date of the original grant with respect to one sixth of such shares.

     In fiscal 2005 the Company's Board of Directors met nine times.

                              Election of Directors

     Directors of California corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

      The following table sets forth certain information regarding the Company's directors and executive officers.

      Name              Age    Position

Joseph Kristul          57     Chief Executive Officer and Treasurer, Director

Maria Kristul           57     President, Director

Elena Logutova          31     Executive Vice President/Director of Secondary
                               Marketing

Walter Pajares          29     Senior Vice President of Mortgage Operations

Robert A. Forrester     61     Director

Alex Rotzang            61     Director

J. Peter Gaskins        57     Director

Paul Garrigues          49     Director

     Joseph Kristul co-founded the Company in 1985, has been a director and officer since that time and has been responsible for the Company's overall management since the Company's inception. At present, Mr. Kristul manages the Company on an overall basis and directly oversees secondary marketing, finance, corporate marketing, investor relations and strategic corporate planning. Beginning in 1995 Mr. Kristul created the Company's wholesale division, developing the Company's base of brokers, which delivers loan product, and implemented systems and controls to manage the quality of the product delivered by brokers. Mr. Kristul graduated with a Master of Science in Applied Mathematics and Mechanics from the Odessa Physics and Technology University, in Odessa, Russia, in 1971.

     Maria Kristul co-founded the Company in 1985, has been a director and officer since 1991, and has been responsible for the Company's retail division since the Company's inception. The Company's wholesale and retail sales and operations divisions report to Ms. Kristul, as does broker relations. Certain corporate administrative functions such as Human Resources also report to her. Ms. Kristul graduated with a Master of Science in Food Processing Mechanics from the Odessa Physics and Technology University, in Odessa, Russia, in 1971.

         Joseph and Maria Kristul are husband and wife.

     Elena Logutova, Executive Vice President and Director Secondary Marketing joined the Company in June 1999 and she is in charge of secondary marketing and operations of the business. Ms. Logutova was previously with American Marketing Systems. Ms. Logutova obtained a Bachelor of Science in Economics and Finance from the Georgetown School of Foreign Service and a Master of Science in Finance from Golden Gate University.

     Walter Pajares, Senior Vice President of Mortgage Operations, joined the company in February 2000 and oversees the day to day mortgage operations. Mr. Pajares was previously with The Money Store where he was a Senior Loan Processor and Senior Loan Closer. Prior to The Money Store, Mr. Pajares worked for the Navy Federal Credit Union in the post-closing department where he was in charge of insurance guaranty for Government loans and also quality assurance for conventional loans. Additionally, while at the Navy Federal Credit Union, he was involved in several projects with Fannie Mae Desktop Underwriting Pilot Program and Servicing projects. Mr. Pajares attended Northern Virginia Community College.

     Robert A. Forrester became a director of the Company in March 1999 and provides legal counsel to the Company. Mr. Forrester is an attorney and has practiced in his own firm since April 1989. Mr. Forrester is a member of the State Bars of Texas and California. He received a Bachelors Degree in Mathematics from San Francisco State University and a Juris Doctorate Degree from the University of Santa Clara.

     Alex Rotzang became a director in August 1999. He is Chairman of NoreX Petroleum Limited, an international oil and gas company based in Cyprus and Calgary, Canada. Mr. Rotzang formed NoreX Petroleum Limited in 1994 and has 25 years experience in the oil and gas industry. Mr. Rotzang graduated with a Master of Science in Applied Mathematics and Mechanics from the Odessa Physics and Technology University, in Odessa, Russia, in 1971.

     J. Peter Gaskins became a director of the Company in January 2000. He has over 30 years experience in capital management and investment banking and is presently a strategic and financial consultant to private and small publicly held companies. He provides private investment banking and consulting services through Clarion Associates, Inc., a firm he founded in 1991. Prior to 1991 he was Chief Executive Officer and President of NatWest Securities USA, the United States institutional stock brokerage business for National Westminster, Britain's largest commercial bank. Mr. Gaskins is an honors graduate in statistics from Harvard College and received a Masters in Business Administration from Harvard University.

     Paul R. Garrigues became a director of the Company on September 25, 2002, after he resigned his position as Chief Financial Officer. Mr. Garrigues received his Bachelors of Science Degree in Accountancy from the University of Southern California. He is a CPA who spent the first four years of his career with Deloitte & Touche, LLP. Mr. Garrigues has nearly 20 years experience in senior financial management positions in the financial services and real estate development industries. In 1999 he was the Chief Financial Officer of Aurora Loan Services; from 2000 to 2001 he was the Chief Financial Officer of Valley Construction & Development, which in 2002 filed for protection under Chapter 7 of the United States Bankruptcy Code, and during 2002 he served as the Chief Financial Officer of Fremont Bank and then the Company. In October 2002, he joined a Florida based Federal Savings Bank where he served as the Chief Accounting Officer. In February 2005 Mr. Garrigues was appointed Senior Vice President and Chief Financial Officer of Big Lake National Bank.

     THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES REPRESENTED AND VOTING IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

                       Appointment Of Independent Auditors

     Based upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Burr, Pilger & Mayer LLP as independent auditors of the Company for the fiscal year ending April 30, 2005, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Burr, Pilger & Mayer LLP has served as the Company's independent auditors since the fiscal quarter ending January 31, 2003. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

Audit Fees

     For audit services rendered to the Company in fiscal 2005 and fiscal 2004, the Company paid Burr, Pilger & Mayer LLP $99,800 and $74,300, respectively, for audit services and for services related to filings with the Securities and Exchange Commission.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

                       Executive Officers and Compensation
      The following table sets forth certain information regarding the Company's executive officers.

      Name        Age   Position

Joseph Kristul    57    Chief Executive Officer and Treasurer, Director
Maria Kristul     57    President, Director
Elena Logutova    31    Executive Vice President/Director of Secondary Marketing
Walter Pajares    29    Vice President of Mortgage Operations

     Biographical information regarding the Company's executive officers that are also directors are set forth under the caption "Election of Directors" on page 4.

     The following table sets forth certain information concerning the compensation earned during the year ended April 30, 2005 by (a) the Company's Chief Executive Officer, President and Chief Financial Officer for whom disclosure is required:

                           Summary Compensation Table

      Name and                                     Annual Compensation                  Securities
Principal Position               Fiscal Year           Salary          Bonus          Underlying Options

Joseph Kristul                      2005           $   200,000             -                     -
Chief Executive Officer             2004               200,000             -                     -
                                    2003               200,000             -               400,000

Maria Kristul                       2005           $   240,000             -                     -
President                           2004               240,000             -                     -
                                    2003               240,000             -               100,000

Elena Logutova                      2005           $    96,667         $22,287                   -
Executive Vice President            2004                72,000          33,968              50,000
                                    2003                59,800          13,116              18,750

Walter Pajares                      2005           $    88,000         $15,084                   -
Vice President                      2004                72,000          29,324              25,000
                                    2003                61,113          12,353              56,250

     The following table sets forth certain information concerning grants of options to purchase shares of common Stock of the Company made during the last completed fiscal year to the named executives.

                                  Number of          Percent of Total          Weighted
                                 Securities         Options Granted To          Average
                                 Underlying            Employees In            Per Share       Expiration
                Name           Options Granted        Fiscal Year (1)       Exercise Price        Dates
          ----------------     ---------------     --------------------     --------------     -----------
          Joseph Kristul              0                     0%                 n.a.               n.a
          Maria Kristul               0                     0                  n.a.               n.a.
          Elena Logutova              0                     0                  n.a.               n.a.
          Walter Pajares              0                     0                  n.a.               n.a.

(1) During the fiscal year ended April 30, 2005, the Company granted a total of 29,000 options to purchase common stock to its employees, executive officers and directors.

         During the year ended April 30, 2004, Mr. Pajares exercised 2,084 options to purchase common stock of the Company at an exercise price of $0.73.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Each of the Company's executive officers and outside directors have complied with the filing requirements for the fiscal year ended April 30, 2005.

Certain Relationships and Related Transactions

     Joseph and Maria Kristul have each personally guaranteed the Company's three financing facilities.

     For the years ended April 30, 2005 and 2004, the Company paid Mr. Forrester $15,539 and $9,888, respectively, for legal services rendered to the Company.

     In the fourth quarter of fiscal 2005, the Company repaid the Company's former Chief Executive Officer, Jack Thrift, and his spouse $250,000 subordinated debt loaned to the Company. This debt carried annual interest of 10% and was scheduled to mature in fiscal 2007.

     As of April 30, 2005, Mr. Gaskins was a holder, either directly or beneficially, of the Company's subordinated debt in the aggregate amount of $450,000. This debt carries annual interest of 10% and is scheduled to mature in fiscal 2007.

     During the fiscal year ended April 30, 2005, the Company loaned $15,986 to a new entity, Rush Funding, LLC ("Rush Funding"). One of the Managing Partners of Rush Funding, Eugene Kristul, is the son of the Chief Executive Officer, Joseph Kristul, and the President, Maria Kristul, of the Company. As of April 30, 2005, the remaining balance on this loan was $4,002. Rush Funding makes payment on this loan through applying commissions, otherwise payable to a Managing Partner of Rush Funding, to the outstanding loan balance. In connection with its investment in Rush Funding, the Company also invested $206,250 in a mortgage loan at an interest rate of 10%. Subsequently, the borrower repaid $100,000 in principal, such that as of April 30, 2005, the mortgage loan outstanding balance was $106,250.

                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership as of April 30, 2005, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each Director of the Company, (c) each Executive Officer, and (d) Directors and Executive Officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock as beneficially owned by him/her:

         Name and Address of Beneficial Owner                  Number of Shares Owned (1)      Percent Owned(2)
         ------------------------------------                  --------------------------      ----------------

                 Kristul Family LLC (3)(4)                               2,242,290                     28.08%
                 401 Taraval Street
                 San Francisco, CA 94116

                 Joseph and Maria Kristul (3)(4)(5)                        629,770                      7.89%
                 401 Taraval Street
                 San Francisco, CA 94116

                 Elena Logutova (6)                                         68,750                      0.86%
                 401 Taraval Street
                 San Francisco, CA 94116

                                       7

                 Walter Pajares (7)                                         36,250                      0.45%
                 401 Taraval Street
                 San Francisco, CA 94116

                 Robert A. Forrester (8)                                   127,500                      1.60%
                 1215 Executive Drive West
                 Suite 102
                 Richardson, TX 75081

                 Alex Rotzang (9)                                           90,000                      1.13%
                 c/o Conna Investments
                 1400,350 - 7th Avenue SW
                 Calgary AB T2P 3N9
                 Canada

                 J. Peter Gaskins (10)                                     115,790                      1.45%
                 8119 Kloshe Ct. South
                 Salem, OR 97306

                 Paul Garrigues (11)                                        30,000                      0.38%
                 1409 S. Parrott Ave.
                 Okeechobee, FL 33474

                 All Executive Officers and Directors                    3,340,350                     41.83%
                   as a Group


         (1) Includes all beneficially owned shares, and all options which are exercisable in the 60 days following April 30, 2005 in each and any of the Company's stock option programs. All outstanding options for each of the named individuals have vested.

         (2) Amounts included in the percentage reflect the number of shares each named individual or group has the right to acquire within 60 days following April 30, 2005.

         (3) Amounts included in the percentage reflect the number of shares each named individual or group has the right to acquire the Kristul Family LLC and is jointly with Maria Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

         (4) Maria Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Joseph Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

         (5) Included in Joseph Kristul's beneficially owned shares are 252,071 options to purchase Common Stock that have vested. Included in Maria Kristul's beneficially owned shares are 82,079 options to Purchase Common Stock that have vested.

         (6) Included in Ms. Logutova's beneficially owned shares are 9,374 options to purchase Common Stock that have vested.

         (7) Included in Mr. Pajares' beneficially owned shares are 3,541 options to purchase Common Stock that have vested.

         (8) Included in Mr. Forrester's beneficially owned shares are 111,000 options to purchase Common Stock that have vested.

         (9) Included in Mr. Rotzang's beneficially owned shares are 87,500 options to purchase Common Stock that have vested.

         (10) Included in Mr. Gaskins' beneficially owned shares are 38,000 options to purchase Common Stock that have vested.

         (11) Included in Mr. Garrigues' beneficially owned shares are 17,000 options to purchase Common Stock that have vested.

      On June 4, 2002, the Board of Directors of the Company unanimously granted Joseph Kristul, its Chief Executive Officer, an option to purchase 300,000 shares of the Company's common stock, the vested portion of which (75,000 shares ) is included in the beneficial ownership calculation above, at a price of $0.73 per share. The shares are unregistered, and the option carries a term of four years from the date granted.

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in October of 2006. As a guide, a stockholder proposal should be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on May 3, 2006.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended April 30, 2005 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 401 Taraval Street, San Francisco, CA 94116. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

         By Order of the Board of Directors.


         Joseph Kristul Chairman of the Board of Directors

         San Francisco, California
         August 29, 2005

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT


                                  Introduction


         The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of J. Peter Gaskins, Paul R. Garrigues and Robert A. Forrester. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls.

                               Independence Review


         The Board of Directors appointed Messrs. Gaskins and Forrester to the Audit Committee in May 2001 and appointed Mr. Garrigues to the Audit Committee in September 2002. In conjunction with other activities for fiscal year 2006, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatibility of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2005.

           Submitted by the Audit Committee of the Board of Directors


  J. Peter Gaskins, Chairman
  Robert A. Forrester, Vice Chairman
  Paul R. Garrigues

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors
                      TRANSNATIONAL FINANCIAL NETWORK, INC.
                                 ANNUAL MEETING
                                 October 7, 2005

         The undersigned hereby appoints Joseph Kristul and Maria Kristul, and each of them, proxies to represent the undersigned, with full power of substitution at the Annual Meeting of Stockholders of Transnational Financial Corporation, to be held on Friday, October 7, 2005, at 11:00 a.m. at 401 Taraval Street, San Francisco, CA 94116 and at any and all adjournments thereof:

1.       ELECTION OF DIRECTORS

FOR all nominees listed below       /   /

WITHHOLD AUTHORITY to vote for all nominees listed below      /   /

                                                            Joseph Kristul
INSTRUCTION: To withhold authority for any individual       Maria Kristul
nominee, strike a line through or otherwise strike the      Robert A. Forrester
nominee's name in the list at right.                        Alex Rotzang
                                                            J. Peter Gaskins
                                                            Paul R. Garrigues


2. PROPOSAL TO RATIFY THE SELECTION OF BURR, PILGER & MAYER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2006.

         FOR /   /             AGAINST /   /                   ABSTAIN   /   /


In their discretion, the Proxies are authorized to vote upon such other matters that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, AND 2

Signatures of Stockholder(s) ___________________________________
Dated _________________
NOTE: Signature should agree with name on stock certificate. Executors, administrators, trustees and other fiduciaries should so indicate when signing.